UNITED STATES


SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549


Form 8-K


CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      January 26, 1998



                   POTOMAC ELECTRIC POWER COMPANY
     (Exact name of registrant as specified in its charter)



District of Columbia and Virginia      1-1072            53-0127880
 (State or other jurisdiction of    (Commission     (I.R.S. Employer
  incorporation)                     File Number)   Identification No.)



1900 Pennsylvania Avenue, N. W., Washington, D. C.             20068
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (202) 872-3526

_______________________________________________________________________
    (Former Name or Former Address, if Changed Since Last Report)

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                                                                   PEPCO
                                                                   Form 8-K


Item 7.  Financial Statements, Pro-Forma Financial Information and
         Exhibits.

         Exhibits

         Exhibit No.       Description of Exhibit              Reference

            12             Computation of ratios...............Filed herewith.

            23             Consent of Independent
                           Accountants.........................Filed herewith.

            27             Financial Data Schedule.............Filed herewith.

            99             The 1997 consolidated financial
                           statements of the Company and
                           Subsidiary, together with the
                           report thereon of Price Waterhouse
                           dated January 16, 1998; and
                           Management's Discussion and
                           Analysis of Consolidated Results
                           of Operations and Financial
                           Condition as well as selected
                           financial data......................Filed herewith.


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                                   Signatures
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       Potomac Electric Power Company
                                                 (Registrant)



                                         /S/  D. R. WRAASE
                                      By ___________________________
                                              Dennis R. Wraase
                                         Senior Vice President and
                                          Chief Financial Officer


January 26, 1998
     DATE


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